                             LEASE AMENDMENT NO. 1

     This LEASE AMENDMENT NO. 1 (this "Amendment") is entered into as of this 12th of July, 1999, by and between S/I NORTHCREEK II, LLC, A WASHINGTON LIMITED LIABILITY COMPANY ("Landlord"), and MICROVISION, INC., A WASHINGTON CORPORATION ("Tenant").

                                   RECITALS

     A. Landlord and Tenant entered into that certain Lease dated October 27, 1998 (the "Lease"). The Lease covers those certain premises (the "Premises") consisting of approximately 67,471 rentable square feet in Building F, as located in the North Creek Technology Campus I, Bothell, King County, Washington, which Premises are more particularly described in the Lease.

     B. Landlord and Tenant now desire to amend the Lease on the terms and conditions contained in this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. TERMS. Capitalized terms used in this Amendment and not defined herein shall have the meaning given to them in the Lease.

     2. SECTION 3.01(d)(2)(bb). Section 3.01(d)(2)(bb) is hereby amended to include, in addition to Landlord's payment of the sum of $25.00 per square foot of the Building F Premises, Landlord's payment of an additional tenant improvement allowance in the sum of $30,000.00 to be used for construction of the Building F Tenant Improvements pursuant to the Tenant Improvement Plans for Building F.

     3. SECTION 1.01(a). Pursuant to Section 3.01(d)(2)(cc) and Tenant's written election made thereunder, the Base Rent for the Building F Premises is increased by $6,972.50 per month for each month of the initial Lease Term, which amount is agreed by the parties to amortize the $420,000.00 portion of the total amount of excess costs for the Building F Tenant Improvements paid by Landlord over the initial Term of this Lease at a 10.47% effective annual amortization rate.

     4. RATIFICATION. Except as expressly set forth in this Amendment, the terms and provisions of the Lease shall remain in full force and effect and are hereby ratified by the parties.

     5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first written above.


LANDLORD:

S/I NORTHCREEK II, LLC, a
Washington limited liability company

By: /s/ Dan Ivanoff
   -----------------------------
   Its: Managing Member
        ------------------------



TENANT

MICROVISION, INC., a
Washington corporation

By: /s/ Richard Raisig
    ----------------------------
    Its:  CFO/VP Operations
          ----------------------


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


STATE OF WASHINGTON     )
                        )  ss.
COUNTY OF KING          )

      I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgement is the person whose true signature appears on this document.

      On this 12 day of July, 1999, before me personally appeared Dan Ivanoff, to me known to be a member of S/I NORTHCREEK II, LLC, the limited liability company that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said limited liability company, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      WITNESS my hand and official seal hereto affixed the day and year first above written.

                                       /s/ Pamela A. Elliott
                                       --------------------------------
                                       Notary Public in and for the
                                       State of Washington, residing at
                                                  Bellevue
          [SEAL]                       --------------------------------
                                       My commission expires: 8/11/01
                                                             ----------
                                              Pamela A. Elliott
                                       --------------------------------
                                       [Type or Print Notary Name]
    (Use This Space for
    Notarial Seal Stamp)





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


STATE OF WASHINGTON     )
                        )  ss.
COUNTY OF KING          )

      I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgement is the person whose true signature appears on this document.

      On this 24 day of June, 1999, before me personally appeared Richard A. Raisig, to me known to be the CFO of MICROVISION, INC., the corporation that executed the within and foregoing instruments, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

      WITNESS my hand and official seal hereto affixed the day and year first above written.

                                       /s/   Gayle Brook
                                       --------------------------------
                                       Notary Public in and for the
                                       State of Washington, residing at
                                           5215 143rd St. S.E.
                                            Everett, WA 98200
          [SEAL]                       --------------------------------
                                       My commission expires: 11/4/01
                                                             ----------
                                              Gayle L. Brook
                                       --------------------------------
                                       [Type or Print Notary Name]
    (Use This Space for
    Notarial Seal Stamp)





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